Exhibit 99.1

News release

HYZON MOTORS ANNOUNCES APPOINTMENT OF CEO PARKER MEEKS TO BOARD OF DIRECTORS

ROCHESTER, N.Y., – May 1, 2023 – Hyzon Motors Inc. (NASDAQ: HYZN), a global supplier of zero-emission heavy-duty fuel cell electric vehicles, today announced the appointment of Chief Executive Officer (CEO) Parker Meeks to its Board of Directors, effective immediately.

“Since joining Hyzon, Parker has demonstrated a consistent and impressive ability to drive impactful strategic analysis and long-term decisions in a rapidly evolving business environment,” said Elaine Wong, Hyzon’s Lead Independent Director. “This appointment allows the board to more effectively leverage his knowledge of Hyzon’s operations, employee needs, programs, and strategic focus to support its key decision-making processes.”

Meeks was appointed CEO of Hyzon in March 2023, after taking on the role of President and interim CEO in August 2022. Meeks joined Hyzon as Chief Strategy Officer in June 2021.

“I look forward to joining our Board of Directors and accelerating Hyzon’s critical work of decarbonization through the production of our proprietary fuel cell technology and the commercialization of hydrogen-powered trucks,” said Meeks.

About Hyzon Motors

Hyzon is a global supplier of fuel cell electric mobility, with US operations in the Rochester, Chicago and Detroit areas, and international operations in the Netherlands, Australia, and China. Hyzon is an energy transition accelerator and technology innovator, providing end-to-end solutions in the transport sector with a focus on commercial vehicles and hydrogen supply infrastructure. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks to customers in North America, Europe and around the world to mitigate emissions from diesel transportation - one of the single largest sources of carbon emissions globally. The Company is contributing to the adoption of fuel cell electric vehicles through its demonstrated technology advantage, fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

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Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words "aims", “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s Annual Report on Form 10-K/A for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2023, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations.

Media contacts:
hyzon@kivvit.com

For investors:
ir@hyzonmotors.com

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